UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Columbia Funds Series Trust II

Item 1. Reports to Stockholders.

Annual Report
April 30, 2017
Columbia Global Infrastructure Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Global Infrastructure Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Global Infrastructure Fund   |  Annual Report 2017

Columbia Global Infrastructure Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Global Infrastructure Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Peter Santoro, CFA
Co-manager
Managed Fund since 2013
Craig Leopold, CFA
Co-manager
Managed Fund since 2013
Kirk Moore, CFA
Co-manager
Managed Fund since 2013
Tiffany Wade*
Co-manager
Managed Fund since January 2017
*Effective January 2017, Tiffany Wade replaced Tom West as Portfolio Manager of the Fund.
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2017 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended April 30, 2017)
		Inception	1 Year	5 Years	Life
Class A	Excluding sales charges	02/19/09	12.33	10.25	17.92
	Including sales charges		5.83	8.95	17.07
Class B	Excluding sales charges	02/19/09	12.39	10.04	17.43
	Including sales charges		7.39	9.86	17.43
Class C	Excluding sales charges	02/19/09	12.63	9.84	17.31
	Including sales charges		11.63	9.84	17.31
Class K		02/19/09	12.44	10.36	18.03
Class R		02/19/09	12.13	9.98	17.60
Class R4 *		03/19/13	12.71	10.49	18.07
Class R5		02/19/09	12.81	10.64	18.33
Class Y *		03/01/17	12.44	10.28	17.93
Class Z *		09/27/10	12.63	10.53	18.17
S&P Global Infrastructure Index			11.01	8.23	11.55
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the fourth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The S&P Global Infrastructure Index is comprised of 75 companies around the world that represent the listed infrastructure universe. To create diversified exposure, the index includes three distinct infrastructure clusters: utilities, transportation, and energy.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Global Infrastructure Fund | Annual Report 2017	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (February 19, 2009 — April 30, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Global Infrastructure Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Top 10 holdings (%) (at April 30, 2017)
Enbridge, Inc. (Canada)	2.8
Williams Companies, Inc. (The) (United States)	2.8
Ferrovial SA (Spain)	2.7
Wartsila OYJ (Finland)	2.5
Transurban Group (Australia)	2.5
TransCanada Corp. (Canada)	2.5
Ingersoll-Rand PLC (Ireland)	2.4
American Tower Corp. 02/15/18 5.500% (United States)	2.4
Cemex Finance LLC 04/01/24 6.000% (United States)	2.4
Aena SA (Spain)	2.3
Percentages indicated are based upon total investments (excluding Money Market Funds).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Equity sector breakdown (%) (at April 30, 2017)
Consumer Discretionary	5.4
Energy	21.9
Industrials	33.3
Information Technology	8.5
Materials	2.8
Real Estate	5.9
Telecommunication Services	7.3
Utilities	14.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Columbia Global Infrastructure Fund | Annual Report 2017

Fund at a Glance   (continued)
Country breakdown (%) (at April 30, 2017)
Australia	4.2
Canada	7.8
Denmark	0.7
Finland	2.4
Germany	3.8
Ireland	2.4
Italy	1.6
Japan	2.8
Mexico	3.5
Netherlands	1.1
Panama	1.0
South Korea	1.3
Spain	7.0
United Kingdom	2.0
United States(a)	58.4
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
The Fund may use place of organization/incorporation or other factors in determining whether an issuer is domestic (U.S.) or foreign for purposes of its investment policies. At April 30, 2017, the Fund invested at least 40% of its net assets in foreign companies in accordance with its principal investment strategy.
Columbia Global Infrastructure Fund | Annual Report 2017	5

Manager Discussion of Fund Performance
The Fund’s Class A shares returned 12.33% excluding sales charges for the 12-month period that ended April 30, 2017. The Fund outperformed its benchmark, the S&P Global Infrastructure Index, which returned 11.01% over the same 12-month period. Security selection was favorable for the period and aided performance relative to the benchmark.
World equity markets logged solid gains
Global events, political uncertainty and mixed economic data were enough to keep investors off balance for most of the calendar year 2016, as financial markets moved sharply in reaction to each significant change on the world stage. However, the end of a contentious U.S. presidential contest eliminated a key element of uncertainty, and most of the world’s equity markets moved solidly higher in the final months of the period. In the United States, expectations for lower income taxes, higher infrastructure spending and a looser regulatory environment under a Republican-led administration inspired investors to bid stock prices higher. Positive economic data, steady job growth, rising corporate earnings and accelerated manufacturing activity further bolstered investor confidence. Despite heightened uncertainty surrounding the elections in France and Germany in 2017 and the UK’s preparations to exit the European Union, economic growth prospects improved outside the United States with very few exceptions. In Asia, rising exports are helping growth prospects. In Australia, exports are performing well, supported by rising global commodity prices. Korean exporters have benefited from strong global demand for electronics. In Japan, improved employment conditions and rising stock prices have boosted consumer sentiment.
Contributors and detractors
The Fund’s top performers came from a range of sectors we believed are poised to benefit from the emphasis on infrastructure spending around the globe. In the information technology sector, semiconductor capital equipment company Lam Research, an enabler of many interesting technology trends, was aided by strong business fundamentals surrounding memory pricing. In the fourth quarter of 2016, Lam Research and KLA Tencor formally abandoned their planned merger, which had raised antitrust concerns. Investors welcomed the removal of the overhang of uncertainty. In the industrials sector, Wartsila, a Finnish corporation that manufactures and services power sources and other equipment in the marine and energy markets, was another strong performer for the Fund. The company was able to secure long-term contracts for its power generation business, with the potential to help solidify earnings growth. In the utilities sector, Kansai, a Japanese electric utility, rebounded after it got the go ahead to reopen nuclear operations that have been shut down for years. Also in the industrials sector, Ingersoll Rand was a top performer for the Fund. Still attractively valued, we believe the company has done a good job in boosting earnings growth and converting profits into free cash flow, and investors rewarded it with a higher share price.
The utilities sector produced the Fund’s biggest disappointment for the period: Korean Electric or KEPCO. Speculation about the possibility of increased residential tariff rates drove its share price lower. Within the telecommunications sector, Vodafone was a casualty of the UK’s decision to exit the European Union, known as Brexit, as well as increased competition. In the energy sector, Hess, an oil and gas exploration & production company, was an additional drag on Fund results. The company was hurt by declining oil prices, and investors bid shares down after a significant disappointment in the company’s well discovery program.
At period’s end
Investment opportunities in global infrastructure span the emerging and developed markets across a wide variety of industries. Infrastructure demand applies to more than simply building and repairing roads and bridges. Global population growth, combined with urbanization and industrialization, have the potential to spur increased demand for reliable clean water, clean air, power generation, transportation logistics, wireless service and other societal staples. Furthermore, we believe that the sector’s unique combination of above-average secular growth and long-dated investments with stable cash flows and income streams provide a nice tailwind for long-term investors.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund concentrates its investments in infrastructure-related securities, which have greater exposure to adverse economic, regulatory, political, legal, and other conditions or events affecting the issuers of such securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and frontier market issuers. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the
6	Columbia Global Infrastructure Fund | Annual Report 2017

Manager Discussion of Fund Performance  (continued)
portfolio manager misgauged that worth. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Global Infrastructure Fund | Annual Report 2017	7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
November 1, 2016 — April 30, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,107.00	1,018.64	6.20	5.94	1.20
Class B	1,000.00	1,000.00	1,107.60	1,018.59	6.25	5.99	1.21
Class C	1,000.00	1,000.00	1,108.90	1,019.81	4.96	4.75	0.96
Class K	1,000.00	1,000.00	1,107.20	1,018.93	5.89	5.64	1.14
Class R	1,000.00	1,000.00	1,106.50	1,017.31	7.59	7.27	1.47
Class R4	1,000.00	1,000.00	1,108.40	1,019.76	5.01	4.80	0.97
Class R5	1,000.00	1,000.00	1,109.30	1,020.11	4.65	4.46	0.90
Class Y	1,000.00	1,000.00	1,042.10 (a)	1,020.35	1.36 (a)	4.21	0.85 (a)
Class Z	1,000.00	1,000.00	1,108.40	1,019.62	5.17	4.95	1.00
(a)	Based on operations from March 1, 2017 (commencement of operations) through the stated period end.
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
8	Columbia Global Infrastructure Fund | Annual Report 2017

Portfolio of Investments
April 30, 2017
(Percentages represent value of investments compared to net assets)
Common Stocks 84.2%
Issuer	Shares	Value ($)
Australia 4.2%
Sydney Airport	792,700	4,094,202
Transurban Group	595,810	5,443,259
Total		9,537,461
Canada 7.7%
Canadian Pacific Railway Ltd.	15,884	2,434,223
Enbridge, Inc.	151,020	6,259,779
Suncor Energy, Inc.	103,924	3,259,056
TransCanada Corp.	117,140	5,438,873
Total		17,391,931
Denmark 0.7%
DONG Energy A/S(a)	38,931	1,533,693
Finland 2.4%
Wartsila OYJ	90,239	5,494,820
Germany 3.8%
Duerr AG	37,500	3,737,660
Innogy SE(a)	71,923	2,644,167
KION Group AG	31,586	2,139,748
Total		8,521,575
Ireland 2.4%
Ingersoll-Rand PLC	59,840	5,310,800
Italy 1.6%
Infrastrutture Wireless Italiane SpA	648,903	3,590,797
Japan 2.8%
Kansai Electric Power Co., Inc. (The)	205,650	2,779,189
Nippon Telegraph & Telephone Corp.	81,400	3,488,450
Total		6,267,639
Mexico 1.8%
Grupo Aeroportuario del Centro Norte SAB de CV	400,000	2,221,697
Infraestructura Energetica Nova SAB de CV	400,000	1,864,942
Total		4,086,639
Netherlands 1.1%
InterXion Holding NV(b)	59,390	2,474,187
South Korea 1.2%
Korea Electric Power Corp., ADR	142,580	2,824,510
Common Stocks (continued)
Issuer	Shares	Value ($)
Spain 7.0%
Aena SA(a)	28,110	4,960,475
Cellnex Telecom SA	280,460	4,956,819
Ferrovial SA	275,570	5,863,983
Total		15,781,277
United Kingdom 2.0%
Liberty Global PLC, Class A(b)	128,931	4,566,736
United States 45.5%
Advanced Drainage Systems, Inc.	90,067	2,076,044
AquaVenture Holdings Ltd.(b)	175,196	3,218,351
AT&T, Inc.	70,452	2,792,013
Autodesk, Inc.(b)	12,340	1,111,464
Booz Allen Hamilton Holdings Corp.	86,467	3,106,759
Carlisle Companies, Inc.	17,500	1,774,325
Cimarex Energy Co.	18,549	2,164,297
Cisco Systems, Inc.	142,700	4,861,789
Comcast Corp., Class A	109,375	4,286,406
Crown Castle International Corp.	33,950	3,211,670
Cummins, Inc.	12,979	1,959,050
DISH Network Corp., Class A(b)	31,406	2,023,803
Eagle Materials, Inc.	27,100	2,600,787
EOG Resources, Inc.	31,966	2,956,855
Equinix, Inc.	7,980	3,333,246
Forterra, Inc.(b)	162,170	3,120,151
Halliburton Co.	74,679	3,426,273
Honeywell International, Inc.	28,548	3,743,785
Lam Research Corp.	24,885	3,604,592
Leidos Holdings, Inc.	37,773	1,989,126
NextEra Energy, Inc.	14,590	1,948,640
NiSource, Inc.	167,242	4,055,618
Norfolk Southern Corp.	25,910	3,044,166
Parker-Hannifin Corp.	9,337	1,501,390
PG&E Corp.	71,035	4,762,897
Rockwell Automation, Inc.	19,020	2,992,797
Schlumberger Ltd.	46,549	3,378,992
Select Energy Services, Inc., Class A(b)	150,000	2,305,500
Union Pacific Corp.	38,180	4,274,633
Valero Energy Corp.	35,350	2,283,964

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Infrastructure Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
April 30, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Williams Companies, Inc. (The)	201,188	6,162,388
Xcel Energy, Inc.	97,440	4,389,672
Xylem, Inc.	80,537	4,140,407
Total		102,601,850
Total Common Stocks (Cost $160,343,815)		189,983,915

Convertible Bonds 0.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States 0.8%
DISH Network Corp.(a)
08/15/26	3.375%	1,533,000	1,877,434
Total Convertible Bonds (Cost $1,533,000)			1,877,434

Convertible Preferred Stocks 3.3%
Issuer	Coupon Rate	Shares	Value ($)
United States 3.3%
American Tower Corp.	5.500%	45,840	5,305,980
Hess Corp.	8.000%	35,640	2,125,926
Total			7,431,906
Total Convertible Preferred Stocks (Cost $6,436,399)			7,431,906

Corporate Bonds & Notes(c) 7.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mexico 1.7%
Concesionaria Mexiquense SA de CV(a)
(linked to Mexican Unidad de Inversion Index)
12/15/35	5.950%	MXN	12,800,000	3,743,278
Corporate Bonds & Notes(c) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama 1.0%
Autoridad del Canal de Panama(a)
07/29/35	4.950%	2,000,000	2,185,894
United States 4.4%
Cemex Finance LLC(a)
04/01/24	6.000%	5,000,000	5,287,500
Solar Star Funding LLC(a)
06/30/35	3.950%	4,855,909	4,706,925
Total			9,994,425
Total Corporate Bonds & Notes (Cost $17,031,155)			15,923,597

Limited Partnerships 2.0%
Issuer	Shares	Value ($)
United States 2.0%
Shell Midstream Partners LP	100,820	3,229,265
Valero Energy Partners LP	28,807	1,368,332
Total		4,597,597
Total Limited Partnerships (Cost $3,868,214)		4,597,597

Money Market Funds 2.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.869%(d),(e)	4,446,637	4,446,637
Total Money Market Funds (Cost $4,446,636)		4,446,637
Total Investments (Cost $193,659,219)		224,261,086
Other Assets & Liabilities, Net		1,372,161
Net Assets		$225,633,247

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At April 30, 2017, the value of these securities amounted to $26,939,366 which represents 11.94% of net assets.
(b)	Non-income producing investment.
(c)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(d)	The rate shown is the seven-day current annualized yield at April 30, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Global Infrastructure Fund | Annual Report 2017

Portfolio of Investments  (continued)
April 30, 2017
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended April 30, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) ($)	Dividends — affiliated issuers($)	Value ($)
Columbia Short-Term Cash Fund, 0.869%	1,978,005	75,904,264	(73,435,632)	4,446,637	101	30,557	4,446,637
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
MXN	Mexican Peso
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Infrastructure Fund | Annual Report 2017	11

Portfolio of Investments  (continued)
April 30, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Common Stocks
Australia	—	9,537,461	—	—	9,537,461
Canada	17,391,931	—	—	—	17,391,931
Denmark	—	1,533,693	—	—	1,533,693
Finland	—	5,494,820	—	—	5,494,820
Germany	—	8,521,575	—	—	8,521,575
Ireland	5,310,800	—	—	—	5,310,800
Italy	—	3,590,797	—	—	3,590,797
Japan	—	6,267,639	—	—	6,267,639
Mexico	4,086,639	—	—	—	4,086,639
Netherlands	2,474,187	—	—	—	2,474,187
South Korea	2,824,510	—	—	—	2,824,510
Spain	—	15,781,277	—	—	15,781,277
United Kingdom	4,566,736	—	—	—	4,566,736
United States	102,601,850	—	—	—	102,601,850
Total Common Stocks	139,256,653	50,727,262	—	—	189,983,915
Convertible Bonds	—	1,877,434	—	—	1,877,434
Convertible Preferred Stocks
United States	7,431,906	—	—	—	7,431,906
Total Convertible Preferred Stocks	7,431,906	—	—	—	7,431,906
Corporate Bonds & Notes	—	15,923,597	—	—	15,923,597
Limited Partnerships
United States	4,597,597	—	—	—	4,597,597
Total Limited Partnerships	4,597,597	—	—	—	4,597,597
Money Market Funds	—	—	—	4,446,637	4,446,637
Total Investments	151,286,156	68,528,293	—	4,446,637	224,261,086
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Global Infrastructure Fund | Annual Report 2017

Statement of Assets and Liabilities
April 30, 2017
Assets
Investments, at cost
Unaffiliated issuers, at cost	$189,212,583
Affiliated issuers, at cost	4,446,636
Total investments, at cost	193,659,219
Investments, at value
Unaffiliated issuers, at value	219,814,449
Affiliated issuers, at value	4,446,637
Total investments, at value	224,261,086
Foreign currency (identified cost $843,776)	741,979
Receivable for:
Investments sold	582,430
Capital shares sold	156,184
Dividends	311,584
Interest	206,407
Foreign tax reclaims	74,814
Prepaid expenses	727
Other assets	13,675
Total assets	226,348,886
Liabilities
Due to custodian	302,668
Payable for:
Capital shares purchased	291,004
Management services fees	4,395
Distribution and/or service fees	676
Transfer agent fees	20,678
Compensation of board members	49,041
Other expenses	47,177
Total liabilities	715,639
Net assets applicable to outstanding capital stock	$225,633,247
Represented by
Paid in capital	193,719,767
Undistributed net investment income	47,914
Accumulated net realized gain	1,367,883
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	30,601,866
Investments - affiliated issuers	1
Foreign currency translations	(104,184)
Total - representing net assets applicable to outstanding capital stock	$225,633,247
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Infrastructure Fund | Annual Report 2017	13

Statement of Assets and Liabilities  (continued)
April 30, 2017
Class A
Net assets	$92,891,572
Shares outstanding	7,330,596
Net asset value per share	$12.67
Maximum offering price per share(a)	$13.44
Class B
Net assets	$3,682,218
Shares outstanding	309,759
Net asset value per share	$11.89
Class C
Net assets	$25,708,990
Shares outstanding	2,171,055
Net asset value per share	$11.84
Class K
Net assets	$64,313
Shares outstanding	5,043
Net asset value per share	$12.75
Class R
Net assets	$1,016,530
Shares outstanding	82,454
Net asset value per share	$12.33
Class R4
Net assets	$508,525
Shares outstanding	39,087
Net asset value per share	$13.01
Class R5
Net assets	$1,992,645
Shares outstanding	154,357
Net asset value per share	$12.91
Class Y
Net assets	$25,523,335
Shares outstanding	1,982,956
Net asset value per share	$12.87
Class Z
Net assets	$74,245,119
Shares outstanding	5,751,157
Net asset value per share	$12.91

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75% for Class A.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Global Infrastructure Fund | Annual Report 2017

Statement of Operations
Year Ended April 30, 2017
Net investment income
Income:
Dividends — unaffiliated issuers	$5,979,475
Dividends — affiliated issuers	30,557
Interest	1,443,972
Foreign taxes withheld	(213,411)
Total income	7,240,593
Expenses:
Management services fees	1,493,551
Distribution and/or service fees
Class A	333,363
Class B	11,162
Class R	3,897
Transfer agent fees
Class A	184,955
Class B	6,207
Class C	32,532
Class I(a)	615
Class K	39
Class R	1,079
Class R4	428
Class R5	610
Class Y(b)	260
Class Z	30,462
Plan administration fees
Class K	169
Compensation of board members	19,290
Custodian fees	11,868
Printing and postage fees	45,686
Registration fees	117,059
Audit fees	28,952
Legal fees	8,670
Compensation of chief compliance officer	46
Other	23,728
Total expenses	2,354,628
Expense reduction	(40)
Total net expenses	2,354,588
Net investment income	4,886,005
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,430,351
Investments — affiliated issuers	101
Foreign currency translations	(14,088)
Net realized gain	11,416,364
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	9,164,791
Investments — affiliated issuers	1
Foreign currency translations	(32,737)
Net change in unrealized appreciation (depreciation)	9,132,055
Net realized and unrealized gain	20,548,419
Net increase in net assets resulting from operations	$25,434,424

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
(b)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Infrastructure Fund | Annual Report 2017	15

Statement of Changes in Net Assets
	Year Ended April 30, 2017	Year Ended April 30, 2016
Operations
Net investment income	$4,886,005	$4,267,333
Net realized gain (loss)	11,416,364	(619,737)
Net change in unrealized appreciation (depreciation)	9,132,055	(36,678,296)
Net increase (decrease) in net assets resulting from operations	25,434,424	(33,030,700)
Distributions to shareholders
Net investment income
Class A	(3,325,302)	(3,152,844)
Class B	(112,395)	(102,915)
Class C	(668,294)	(411,420)
Class I(a)	(674,261)	(591,997)
Class K	(1,775)	(1,615)
Class R	(17,649)	(10,244)
Class R4	(10,747)	(5,365)
Class R5	(44,778)	(5,595)
Class Z	(411,188)	(380,499)
Net realized gains
Class A	—	(38,339,344)
Class B	—	(1,251,473)
Class C	—	(5,929,910)
Class I(a)	—	(5,821,222)
Class K	—	(18,673)
Class R	—	(147,301)
Class R4	—	(56,623)
Class R5	—	(56,429)
Class Z	—	(4,008,470)
Total distributions to shareholders	(5,266,389)	(60,291,939)
Decrease in net assets from capital stock activity	(14,702,620)	(77,825,467)
Total increase (decrease) in net assets	5,465,415	(171,148,106)
Net assets at beginning of year	220,167,832	391,315,938
Net assets at end of year	$225,633,247	$220,167,832
Undistributed (excess of distributions over) net investment income	$47,914	$(5,905)

(a)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Global Infrastructure Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	April 30, 2017 (a)		April 30, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (b)	2,033,831	24,179,590	1,384,071	19,339,397
Distributions reinvested	284,233	3,322,678	3,819,489	41,288,673
Redemptions	(7,875,387)	(94,119,414)	(8,494,244)	(116,214,234)
Net decrease	(5,557,323)	(66,617,146)	(3,290,684)	(55,586,164)
Class B
Subscriptions	2,376	26,610	1,334	19,705
Distributions reinvested	10,155	111,398	132,164	1,342,784
Redemptions (b)	(158,543)	(1,785,948)	(266,165)	(3,619,522)
Net decrease	(146,012)	(1,647,940)	(132,667)	(2,257,033)
Class C
Subscriptions	493,270	5,502,687	76,046	987,379
Distributions reinvested	61,181	667,484	625,531	6,324,114
Redemptions	(597,643)	(6,653,217)	(923,299)	(12,012,673)
Net decrease	(43,192)	(483,046)	(221,722)	(4,701,180)
Class I(c)
Subscriptions	76,212	925,029	230	2,586
Distributions reinvested	56,467	674,215	580,864	6,412,743
Redemptions	(2,296,646)	(28,632,887)	(553,497)	(7,545,052)
Net increase (decrease)	(2,163,967)	(27,033,643)	27,597	(1,129,723)
Class K
Distributions reinvested	146	1,721	1,809	19,686
Redemptions	(1,242)	(14,752)	(1,963)	(23,345)
Net decrease	(1,096)	(13,031)	(154)	(3,659)
Class R
Subscriptions	28,258	326,604	16,801	205,549
Distributions reinvested	753	8,563	8,607	90,713
Redemptions	(3,232)	(37,591)	(13,974)	(164,129)
Net increase	25,779	297,576	11,434	132,133
Class R4
Subscriptions	27,632	335,387	12,227	190,360
Distributions reinvested	893	10,708	5,556	61,566
Redemptions	(9,414)	(115,278)	(5,695)	(65,640)
Net increase	19,111	230,817	12,088	186,286
Class R5
Subscriptions	151,505	1,813,346	6,844	87,526
Distributions reinvested	3,761	44,720	5,588	61,412
Redemptions	(24,563)	(301,795)	(3,922)	(41,082)
Net increase	130,703	1,556,271	8,510	107,856
Class Y(c)
Subscriptions	2,045,503	25,425,564	—	—
Redemptions	(62,547)	(785,979)	—	—
Net increase	1,982,956	24,639,585	—	—
Class Z
Subscriptions	5,383,335	65,985,958	284,724	4,309,615
Distributions reinvested	34,519	410,780	398,813	4,386,947
Redemptions	(988,124)	(12,028,801)	(1,616,048)	(23,270,545)
Net increase (decrease)	4,429,730	54,367,937	(932,511)	(14,573,983)
Total net decrease	(1,323,311)	(14,702,620)	(4,518,109)	(77,825,467)

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Global Infrastructure Fund | Annual Report 2017	17

Statement of Changes in Net Assets   (continued)
(a)	Class Y shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
(b)	Includes conversions of Class B shares to Class A shares, if any.
(c)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Global Infrastructure Fund | Annual Report 2017

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Columbia Global Infrastructure Fund | Annual Report 2017	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
4/30/2017	$11.56	0.27	1.13	1.40	(0.29)	—
4/30/2016	$16.59	0.20	(1.85)	(1.65)	(0.25)	(3.13)
4/30/2015	$21.12	0.24	0.61	0.85	(0.29)	(5.09)
4/30/2014	$21.31	0.09	6.25	6.34	(0.22)	(6.31)
4/30/2013	$18.96	0.14	2.56	2.70	(0.04)	(0.31)
Class B
4/30/2017	$10.86	0.25	1.07	1.32	(0.29)	—
4/30/2016	$15.83	0.19	(1.78)	(1.59)	(0.25)	(3.13)
4/30/2015	$20.37	0.23	0.59	0.82	(0.27)	(5.09)
4/30/2014	$20.73	0.02	6.05	6.07	(0.12)	(6.31)
4/30/2013	$18.55	0.01	2.48	2.49	—	(0.31)
Class C
4/30/2017	$10.82	0.27	1.07	1.34	(0.32)	—
4/30/2016	$15.72	0.20	(1.76)	(1.56)	(0.21)	(3.13)
4/30/2015	$20.27	0.09	0.58	0.67	(0.13)	(5.09)
4/30/2014	$20.74	(0.08)	6.04	5.96	(0.12)	(6.31)
4/30/2013	$18.56	0.00 (d)	2.49	2.49	—	(0.31)
Class K
4/30/2017	$11.63	0.28	1.14	1.42	(0.30)	—
4/30/2016	$16.67	0.21	(1.85)	(1.64)	(0.27)	(3.13)
4/30/2015	$21.20	0.24	0.63	0.87	(0.31)	(5.09)
4/30/2014	$21.38	0.11	6.27	6.38	(0.25)	(6.31)
4/30/2013	$19.02	0.17	2.57	2.74	(0.07)	(0.31)
Class R
4/30/2017	$11.25	0.22	1.12	1.34	(0.26)	—
4/30/2016	$16.25	0.15	(1.81)	(1.66)	(0.21)	(3.13)
4/30/2015	$20.78	0.19	0.61	0.80	(0.24)	(5.09)
4/30/2014	$21.06	0.03	6.16	6.19	(0.16)	(6.31)
4/30/2013	$18.78	0.10	2.52	2.62	(0.03)	(0.31)
Class R4
4/30/2017	$11.85	0.26	1.22	1.48	(0.32)	—
4/30/2016	$16.93	0.23	(1.89)	(1.66)	(0.29)	(3.13)
4/30/2015	$21.44	0.32	0.60	0.92	(0.34)	(5.09)
4/30/2014	$21.55	0.17	6.31	6.48	(0.28)	(6.31)
4/30/2013 (e)	$21.86	(0.02)	(0.29) (f)	(0.31)	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Global Infrastructure Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.29)	$12.67	12.33%	1.21%	1.21% (c)	2.27%	60%	$92,892
(3.38)	$11.56	(8.50%)	1.20%	1.20% (c)	1.43%	60%	$148,931
(5.38)	$16.59	4.90%	1.15%	1.15% (c)	1.22%	51%	$268,460
(6.53)	$21.12	32.06%	1.16%	1.16% (c)	0.39%	51%	$307,298
(0.35)	$21.31	14.43%	1.17%	1.17% (c)	0.77%	23%	$298,401

(0.29)	$11.89	12.39%	1.22%	1.22% (c)	2.26%	60%	$3,682
(3.38)	$10.86	(8.54%)	1.20%	1.20% (c)	1.44%	60%	$4,949
(5.36)	$15.83	4.94%	1.15%	1.15% (c)	1.21%	51%	$9,315
(6.43)	$20.37	31.65%	1.44%	1.44% (c)	0.11%	51%	$12,333
(0.31)	$20.73	13.59%	1.92%	1.92% (c)	0.03%	23%	$12,329

(0.32)	$11.84	12.63%	0.97%	0.97% (c)	2.46%	60%	$25,709
(3.34)	$10.82	(8.40%)	1.13%	1.13% (c)	1.50%	60%	$23,952
(5.22)	$15.72	4.12%	1.90%	1.90% (c)	0.47%	51%	$38,305
(6.43)	$20.27	31.01%	1.91%	1.91% (c)	(0.35%)	51%	$40,179
(0.31)	$20.74	13.59%	1.92%	1.92% (c)	0.03%	23%	$34,696

(0.30)	$12.75	12.44%	1.13%	1.13%	2.35%	60%	$64
(3.40)	$11.63	(8.45%)	1.11%	1.11%	1.50%	60%	$71
(5.40)	$16.67	4.97%	1.08%	1.08%	1.22%	51%	$105
(6.56)	$21.20	32.16%	1.07%	1.07%	0.49%	51%	$205
(0.38)	$21.38	14.63%	1.02%	1.02%	0.92%	23%	$312

(0.26)	$12.33	12.13%	1.47%	1.47% (c)	1.87%	60%	$1,017
(3.34)	$11.25	(8.80%)	1.46%	1.46% (c)	1.17%	60%	$638
(5.33)	$16.25	4.70%	1.40%	1.40% (c)	0.99%	51%	$735
(6.47)	$20.78	31.68%	1.41%	1.41% (c)	0.15%	51%	$642
(0.34)	$21.06	14.13%	1.42%	1.42% (c)	0.52%	23%	$259

(0.32)	$13.01	12.71%	0.97%	0.97% (c)	2.17%	60%	$509
(3.42)	$11.85	(8.38%)	0.96%	0.96% (c)	1.66%	60%	$237
(5.43)	$16.93	5.20%	0.91%	0.91% (c)	1.69%	51%	$134
(6.59)	$21.44	32.40%	0.91%	0.91% (c)	0.77%	51%	$89
—	$21.55	(1.42%)	0.86% (g)	0.86% (g)	(0.78%) (g)	23%	$15
Columbia Global Infrastructure Fund | Annual Report 2017	21

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
4/30/2017	$11.76	0.24	1.24	1.48	(0.33)	—
4/30/2016	$16.83	0.24	(1.87)	(1.63)	(0.31)	(3.13)
4/30/2015	$21.35	0.30	0.63	0.93	(0.36)	(5.09)
4/30/2014	$21.49	0.15	6.32	6.47	(0.30)	(6.31)
4/30/2013	$19.13	0.21	2.59	2.80	(0.13)	(0.31)
Class Y
4/30/2017 (h)	$12.35	0.04	0.48	0.52	—	—
Class Z
4/30/2017	$11.77	0.25	1.21	1.46	(0.32)	—
4/30/2016	$16.83	0.24	(1.88)	(1.64)	(0.29)	(3.13)
4/30/2015	$21.35	0.29	0.63	0.92	(0.35)	(5.09)
4/30/2014	$21.48	0.10	6.35	6.45	(0.27)	(6.31)
4/30/2013	$19.13	0.19	2.57	2.76	(0.10)	(0.31)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Class R4 shares commenced operations on March 19, 2013. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
(h)	Class Y shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Global Infrastructure Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.33)	$12.91	12.81%	0.90%	0.90%	2.02%	60%	$1,993
(3.44)	$11.76	(8.27%)	0.86%	0.86%	1.78%	60%	$278
(5.45)	$16.83	5.26%	0.83%	0.83%	1.53%	51%	$255
(6.61)	$21.35	32.47%	0.82%	0.82%	0.66%	51%	$22
(0.44)	$21.49	14.89%	0.77%	0.77%	1.15%	23%	$40

—	$12.87	4.21%	0.85% (g)	0.85% (g)	2.08% (g)	60%	$25,523

(0.32)	$12.91	12.63%	0.99%	0.99% (c)	2.11%	60%	$74,245
(3.42)	$11.77	(8.30%)	0.95%	0.95% (c)	1.69%	60%	$15,547
(5.44)	$16.83	5.18%	0.90%	0.90% (c)	1.47%	51%	$37,933
(6.58)	$21.35	32.40%	0.92%	0.92% (c)	0.42%	51%	$70,199
(0.41)	$21.48	14.68%	0.92%	0.92% (c)	1.00%	23%	$305,482
Columbia Global Infrastructure Fund | Annual Report 2017	23

Notes to Financial Statements
April 30, 2017
Note 1. Organization
Columbia Global Infrastructure Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Effective on or about July 17, 2017, Class B shares will automatically convert to Class A shares and the Fund will no longer accept investments by new or existing investors in Class B shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Effective March 27, 2017, Class I shares of the Fund are no longer offered for sale. Class I shares, when available, were not subject to sales charges or distribution and service (12b-1) fees, and were made available only to the Columbia Family of Funds. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders.
Class K shares are not subject to sales charges; however, this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017. On March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares of the Fund in a tax free transaction that had no impact on the fees and expenses paid by shareholders. Class I shares of the Fund are no longer offered for sale.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
24	Columbia Global Infrastructure Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Columbia Global Infrastructure Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
April 30, 2017
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Treasury inflation protected securities
The Fund may invest in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as interest income in the Statement of Operations. Coupon payments are based on the adjusted principal at the time the interest is paid.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
26	Columbia Global Infrastructure Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed along with the income distribution. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.53% as the Fund’s net assets increase. The effective management services fee rate for the year ended April 30, 2017 was 0.71% of the Fund’s average daily net assets.
Columbia Global Infrastructure Fund | Annual Report 2017	27

Notes to Financial Statements  (continued)
April 30, 2017
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses.
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I shares were subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class I shares. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class and Class I shares did not pay transfer agency fees. Total transfer agency fees for Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to Class Y shares.
28	Columbia Global Infrastructure Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
For the year ended April 30, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.14
Class B	0.14
Class C	0.14
Class I	0.003 (a),(b)
Class K	0.056
Class R	0.14
Class R4	0.14
Class R5	0.063
Class Y	0.011 (a)
Class Z	0.14

(a)	Annualized.
(b)	Effective March 27, 2017, Class I shares were redeemed or exchanged for Class Y shares.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended April 30, 2017, these minimum account balance fees reduced total expenses of the Fund by $40.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
Based on the most recent information available as of March 31, 2017, there were no unreimbursed distribution and/or expense for Class B and Class C shares. To the extent distribution and/or shareholder service expenses incurred by the Distributor have been fully recovered, the distribution fee is not charged to the share class. The Fund did not pay any distribution fees for Class B shares during the period. For Class C shares, the Fund paid distribution and/or shareholder services fees up to the point where the Distributor’s expenses were fully recovered.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended April 30, 2017, if any, are listed below:
Amount ($)
Class A	196,942
Class B	14
Class C	872
Columbia Global Infrastructure Fund | Annual Report 2017	29

Notes to Financial Statements  (continued)
April 30, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	September 1, 2016 through August 31, 2017	Prior to September 1, 2016
Class A	1.420%	1.43%
Class B	2.170	2.18
Class C	2.170	2.18
Class K	1.360	1.38
Class R	1.670	1.68
Class R4	1.170	1.18
Class R5	1.110	1.13
Class Y	1.060*	—
Class Z	1.170	1.18
*Expense cap rate is contractual from March 1, 2017 (the commencement of operations of Class Y shares) through August 31, 2017.
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. The contractual expense cap includes distribution and shareholder services fees. As discussed above, to the extent the distribution and/or shareholder services expenses incurred by the Distributor have been fully recovered, the distribution and/or shareholder services fee is not charged to the share class.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications, non-deductible expenses, hybrid holdings and investments in partnerships. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
434,203	(501,274)	67,071
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
30	Columbia Global Infrastructure Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
The tax character of distributions paid during the years indicated was as follows:
April 30, 2017			April 30, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
4,743,091	523,298	5,266,389	5,072,818	55,219,121	60,291,939
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	1,596,468	—	30,469,460
At April 30, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
193,791,626	32,867,185	(2,397,725)	30,469,460
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $123,116,877 and $140,816,397, respectively, for the year ended April 30, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
Columbia Global Infrastructure Fund | Annual Report 2017	31

Notes to Financial Statements  (continued)
April 30, 2017
The Fund had no borrowings during the year ended April 30, 2017.
Note 8. Significant risks
Energy sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the energy sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the energy sector are subject to certain risks, including legislative or regulatory changes, adverse market conditions and increased competition. Performance of such companies may be affected by factors including, among others, fluctuations in energy prices and supply and demand of energy fuels, energy conservation, the success of exploration projects, events occurring in nature and local and international politics. In addition, rising interest rates and high inflation may affect the demand for certain natural resources and, therefore, the performance of companies in the energy sector.
Foreign securities and emerging market countries risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the various conditions, events or other factors impacting those countries and may, therefore, have a greater risk than that of a fund which is more geographically diversified.
Industrial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At April 30, 2017, affiliated shareholders of record owned 79.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates
32	Columbia Global Infrastructure Fund | Annual Report 2017

Notes to Financial Statements  (continued)
April 30, 2017
to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Global Infrastructure Fund | Annual Report 2017	33

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Global Infrastructure Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Global Infrastructure Fund (the “Fund”, a series of Columbia Funds Series Trust II) as of April 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of April 30, 2017 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
June 21, 2017
34	Columbia Global Infrastructure Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
100.00%	58.28%	$2,225,754
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Global Infrastructure Fund | Annual Report 2017	35

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which they reach wither the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees; Member of the Board of the Minnesota Sports Facilities Authority since 2017	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
36	Columbia Global Infrastructure Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Columbia Global Infrastructure Fund | Annual Report 2017	37

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	126	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
38	Columbia Global Infrastructure Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	183	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Global Infrastructure Fund | Annual Report 2017	39

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively; and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
40	Columbia Global Infrastructure Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Global Infrastructure Fund | Annual Report 2017	41

Columbia Global Infrastructure Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN213_04_G01_(06/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$25,000	$18,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$400	$400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$2,800	$4,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended April 30, 2017 and April 30, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$225,000	$335,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-

approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

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(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended April 30, 2017 and April 30, 2016 are approximately as follows:

2017	2016
$228,200	$340,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	June 21, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	June 21, 2017